UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2011

IRON MOUNTAIN INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

745 Atlantic Avenue
Boston, Massachusetts 02111

(Address of principal executive offices, including zip code)

(617) 535-4766

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

In August 2010, Iron Mountain Incorporated (“IMI”) divested the domain name management product line of its digital business (the “Domain Name Product Line”). On June 2, 2011, IMI completed the sale of its online backup and recovery, digital archiving and eDiscovery solutions businesses of its digital business (the “Digital Business”) to Autonomy Corporation plc, a corporation formed under the laws of England and Wales (“Autonomy”), pursuant to a purchase and sale agreement dated as of May 15, 2011 among IMI, certain subsidiaries of IMI and Autonomy.  Additionally, in May 2011, IMI committed to a plan to sell its records management business in New Zealand (the “New Zealand Business”).  The Digital Business, the Domain Name Product Line and the New Zealand Business have, for all periods presented in the accompanying Exhibit 99.1, been reported as discontinued operations for financial reporting purposes.  Beginning June 2011, as a result of the disposition of the Digital Business and the decision to sell the New Zealand Business, IMI changed its reportable segments. The most significant of these changes is that the reportable segment previously referred to as the Worldwide Digital Business is no longer reported separately in IMI’s management reporting as the operations associated with the Domain Name Product Line and the Digital Business are reported as discontinued operations.  The intellectual property escrow services business, which IMI continues to own and operate and was previously reported in the Worldwide Digital Business segment, is now reported as a component of the North American Physical Business segment. Additionally, the International Physical Business segment no longer includes the New Zealand Business as these operations are reported as discontinued operations.

Item 9.01.  Financial Statements and Exhibits.

Attached as Exhibit 99.1 to this Current Report on Form 8-K are restated versions of Items 1 and 2 of IMI’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, as filed with the Securities and Exchange Commission on May 5, 2011 (the “10-Q”), which reflect the changes associated with the presentation of discontinued operations and segment reporting discussed above and the addition of a subsequent events footnote and a recent developments section within management’s discussion and analysis of financial condition and results of operations to disclose a possible impairment charge.  All other Items of the 10-Q remain unchanged. This Current Report on Form 8-K should be read in conjunction with the portions of the 10-Q that have not been updated herein.

(d) Exhibits.

Exhibit No.	Exhibit
12	Statement re: Computation of Ratios. (Filed herewith).
99.1	Updates to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011. (Filed herewith).
Item 1—Unaudited Consolidated Financial Statements
Item 2—Management’s Discussion and Analysis of Financial Condition and Results of Operations
101

The following materials from Iron Mountain Incorporated’s Current Report on Form 8-K dated September 19, 2011, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Equity, (iv) Consolidated Statements of Comprehensive Income (Loss), (v) Consolidated Statements of Cash Flows and (vi) Notes to Consolidated Financial Statements, tagged as blocks of text. (Furnished herewith).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IRON MOUNTAIN INCORPORATED
(Registrant)
	By:	/s/ Brian P. McKeon
	Name:	Brian P. McKeon
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: September 19, 2011

Exhibit Index

Exhibit No.	Exhibit

12	Statement re: Computation of Ratios. (Filed herewith).

99.1	Updates to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011. (Filed herewith).
Item 1—Unaudited Consolidated Financial Statements
Item 2—Management’s Discussion and Analysis of Financial Condition and Results of Operations
101

The following materials from Iron Mountain Incorporated’s Current Report on Form 8-K dated September 19, 2011, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Equity, (iv) Consolidated Statements of Comprehensive Income (Loss), (v) Consolidated Statements of Cash Flows and (vi) Notes to Consolidated Financial Statements, tagged as blocks of text. (Furnished herewith).